                                                               EXHIBIT 24

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ Richard A. Abdoo
                                                -------------------------------
                                                Richard A. Abdoo

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ Oscar C. Boldt
                                                -------------------------------
                                                Oscar C. Boldt

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 22nd day of August, 1994.




                                                /s/ J.P. Bolduc
                                                -------------------------------
                                                J.P. Bolduc

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ Wendell F. Bueche
                                                -------------------------------
                                                Wendell F. Bueche

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ Jon F. Chait
                                                -------------------------------
                                                Jon F. Chait

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ Glenn A. Francke
                                                -------------------------------
                                                Glenn A. Francke

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ G.H. Gunnlaugsson
                                                -------------------------------
                                                G.H. Gunnlaugsson

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ Burleigh E. Jacobs
                                                -------------------------------
                                                Burleigh E. Jacobs

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ Jack F. Kellner
                                                -------------------------------
                                                Jack F. Kellner

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ James F. Kress
                                                -------------------------------
                                                James F. Kress

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ D.J. Kuester
                                                -------------------------------
                                                D.J. Kuester

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ Edward L. Meyer, Jr.
                                                -------------------------------
                                                Edward L. Meyer, Jr.

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 29th day of August, 1994.




                                                /s/ Don R. O'Hare
                                                -------------------------------
                                                Don R. O'Hare

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ San W. Orr, Jr.
                                                -------------------------------
                                                San W. Orr, Jr.

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ Peter M. Platten, III
                                                -------------------------------
                                                Peter M. Platten, III

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ J.A. Puelicher
                                                -------------------------------
                                                J.A. Puelicher

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 22nd day of August, 1994.




                                                /s/ Stuart W. Tisdale
                                                -------------------------------
                                                Stuart W. Tisdale

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ J.B. Wigdale
                                                -------------------------------
                                                J.B. Wigdale

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ James O. Wright
                                                -------------------------------
                                                James O. Wright

                              DIRECTOR'S POWER OF ATTORNEY
                              ----------------------------

            The undersigned Director of Marshall & Ilsley Corporation, a Wisconsin corporation, hereby constitutes and designates each of J.B. Wigdale, G.H. Gunnlaugsson and M.A. Hatfield, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of Marshall & Ilsley Corporation relating to the proposed consolidation of the Bank of Burlington with M&I Interim Bank, a wholly-owned subsidiary of Marshall & Ilsley Corporation, and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

            Dated this 23rd day of August, 1994.




                                                /s/ Gus A. Zuehlke
                                                -------------------------------
                                                Gus A. Zuehlke